Exhibit 99.1

BUNKER HILL SECURES EQUITY INVESTMENTS OF APPROXIMATELY C$7.3 MILLION, INCLUDING CLOSING OF PRIVATE PLACEMENT AND WARRANT EXERCISE PROCEEDS

Not for distribution to United States Newswire Services or for dissemination in the United States

TORONTO, March 28, 2023 (GLOBE NEWSWIRE) — Bunker Hill Mining Corp. (the “Company”) (CSE: BNKR; OTCQB: BHLL) is pleased to announce that the Company has closed its private placement of special warrants of the Company (the “Special Warrants”), previously announced on February 15, 2023, by issuing 51,633,727 Special Warrants at a price of C$0.12 per Special Warrant (the “Issue Price”), for aggregate gross proceeds of C$6,196,047.26 (the “Offering”). In addition, 10,416,667 common stock purchase warrants of the Company were exercised at a price of C$0.11 per warrant for aggregate gross proceeds of C$1,145,834.

The Offering

The Offering was conducted by Echelon Wealth Partners Inc. and Roth Capital Partners, LLC, as co-lead agents and joint bookrunners (collectively, the “Lead Agents”), and Laurentian Bank Securities Inc. (together with the Lead Agents, the “Agents”), on a commercially reasonable “best efforts” private placement basis.

In connection with the Offering, each Special Warrant is automatically exercisable (without payment of any further consideration and subject to customary anti-dilution adjustments) into one unit of the Company (a “Unit”) on the earlier date of: (i) the third business day following the date upon which the Company has obtained notification that the registration statement (the “Registration Statement”) of the Company to be filed with the United States Securities and Exchange Commission (the “SEC”) registering the resale of the Underlying Shares (as defined below) issuable upon exercise of the Special Warrants and the securities issuable thereunder, has been declared effective by the SEC; and (ii) September 27, 2023 (collectively, the “Automatic Exercise Date”), subject to compliance with United States securities laws.

Each Unit consists of one share of common stock of the Company (each, a “Unit Share”) and one common stock purchase warrant of the Company (each, a “Warrant”). Each whole Warrant entitles the holder thereof to acquire one share of common stock of the Company (a “Warrant Share”, and together with the Unit Shares, the “Underlying Shares”) at an exercise price of $0.15 per Warrant Share until March 27, 2026, subject to adjustment in certain events. In the event that the Registration Statement has not been declared effective by the SEC on or before 5:00 p.m. (EST) on July 27, 2023, each unexercised Special Warrant will be deemed to exercised on the Automatic Exercise Date into one penalty unit of the Company (each, a “Penalty Unit”), with each Penalty Unit being comprised of 1.2 Unit Shares and 1.2 Warrants.

In consideration for their services in connection with the Offering, a cash commission in the amount of $211,461.38 is payable to the Agents. The Agents were also issued 2,070,258 compensation options (the “Compensation Options”). Each Compensation Option is exercisable to acquire one unit of the Company (a “Compensation Unit”) at the Issue Price for a period of 36 months from March 27, 2023, subject to adjustment in certain events. Each Compensation Unit consists of one share of common stock of the Company and one common stock purchase warrant of the Company (an “Agents’ Compensation Warrant”) Each Agents’ Compensation Warrant entitles the holder thereof to acquire one share of common stock of the Company (an “Agents’ Compensation Warrant Share”) at a price of C$0.15 per Agents’ Compensation Warrant Share until March 27, 2026.

The Company intends to use the net proceeds of the Offering for working capital, general corporate purposes and capital expenditures relating to the Bunker Hill Mine.

The Offering and issuance of the Special Warrants referenced in this press release involves related parties (as such term is defined under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”)) and therefore constitutes a related party transaction under MI 61-101. The Company is relying on exemptions from the formal valuation and minority shareholder approval requirements under MI 61-101 on the basis that the issuance of the Special Warrants to related parties does not exceed 25% of the fair market value of the Company’s market capitalization.

The Company did not file a material change report disclosing the related party transaction more than 21 days before the expected closing date of the Offering as the details of the Offering and the participation therein by each related party was not settled until shortly prior to the closing of the Offering.

The securities mentioned above have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any U.S. state securities laws, and may not be offered or sold in the United States without registration under the U.S. Securities Act and all applicable state securities laws or compliance with requirements of an applicable exemption therefrom. No stock exchange, securities commission or other regulatory authority has approved or disapproved of the contents of this press release. This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the U.S. Securities Act. The Offering is subject to market conditions, and there can be no assurance as to whether or not multiple tranches of the Offering may be completed, or as to the final size of the Offering.

Warrant Exercise

In compliance with the policies of the Canadian Securities Exchange (the “CSE”), the Company previously amended the expiry date and exercise price of 10,416,667 warrants issued to Teck Resources Limited (“Teck”), as announced on March 15, 2023. These warrants were previously issued on a private placement basis on May 13, 2022 in consideration for the Company’s acquisition of the Pend Oreille process plant. Following the amendment of the terms of the warrants, Teck exercised all 10,416,667 warrants at an exercise price of C$0.11, for aggregate gross proceeds of approximately C$1,145,834 to the Company.

ABOUT BUNKER HILL MINING CORP.

Under new Idaho-based leadership, Bunker Hill Mining Corp. intends to sustainably restart and develop the Bunker Hill Mine as the first step in consolidating a portfolio of North American mining assets with a focus on silver. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR and EDGAR databases.

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act and Section 21E of the United States Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “intends”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward looking statements in this news release include, but are not limited to: the Company’s intentions regarding its objectives, goals or future plans, including with respect to filing the Registration Statement and the same being declared effected by the SEC; and the intended use of the net proceeds of the Offering. Although the Company’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking statements discussed in this news release may not occur by certain dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statements can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Readers are cautioned that the foregoing risk and uncertainty is not exhaustive. Additional information on this and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual information form or annual report and may be accessed through the SEDAR website (www.sedar.com) or through EDGAR on the SEC website (www.sec.gov), respectively.

For additional information contact:

David Wiens, CFA

CFO & Corporate Secretary

+1 208 370 3665

ir@bunkerhillmining.com